                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                      NU-KOTE HOLDING, INC.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      NU-KOTE HOLDING, INC.
- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

[LOGO]

                                 July 12, 1996

Dear Stockholders:

    You are cordially invited to attend the 1996 Annual Meeting of Stockholders of Nu-kote Holding, Inc. to be held at the Stonebriar Country Club, 5050 Country Club Drive, Frisco, Texas, on Wednesday, August 14, 1996, at 9:00 a.m., Central Time.

    At the meeting, stockholders will be asked to elect eight directors for the ensuing year, to approve the Nu-kote Holding, Inc. Deferred Stock Compensation Plan, to ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent auditors for fiscal 1997 and to transact such other business as may properly come before the meeting. A proxy card on which to indicate your votes and an envelope, postage prepaid, in which to return your proxy are enclosed.

    While we would like to have each of you attend the meeting and vote your shares in person, we realize this may not be possible. However, whether or not you plan to attend the meeting, your vote is important. WE URGE YOU TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES WILL BE REPRESENTED. If you decide later to attend the meeting, you may revoke your proxy at that time and vote your shares in person. By promptly returning the enclosed proxy, you help the Company avoid the necessity and expense of sending follow-up letters to assure the attendance of a quorum at the meeting.

    If you desire any additional information concerning the meeting or the matters proposed for action at the meeting, we would be glad to hear from you.

                                          Sincerely,
                                          [SIG]
                                          David F. Brigante
                                          Chairman of the Board

                             NU-KOTE HOLDING, INC.
                         17950 PRESTON ROAD, SUITE 690
                              DALLAS, TEXAS 75252

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 14, 1996

                            ------------------------

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Nu-kote Holding, Inc. will be held at the Stonebriar Country Club, 5050 Country Club Drive, Frisco, Texas 75034, on Wednesday, August 14, 1996, at 9:00 a.m., Central Time, for the following purposes:

    1.  To elect eight directors to serve for the ensuing year;

    2.  To approve the Nu-kote Holding, Inc. Deferred Stock Compensation Plan;

    3. To ratify the appointment of Coopers & Lybrand L.L.P. as independent auditors for fiscal 1997; and

    4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    The close of business on Friday, June 28, 1996, has been fixed by the Board of Directors as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and during business hours from August 2, 1996 to the date of the Annual Meeting at the Company's headquarters at the address set forth above.

    You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you may ensure your representation by completing, signing, dating and promptly returning the enclosed form of proxy. A return envelope, which requires no postage if mailed in the United States, has been provided for your use. If you attend the Annual Meeting and inform the Secretary of Nu-kote Holding, Inc. in writing that you wish to vote your shares in person, your proxy will not be used.

                                           By Order of the Board of Directors,
                                                    ANTHONY G. SCHMECK
                                                        SECRETARY

July 12, 1996

                             NU-KOTE HOLDING, INC.
                         17950 PRESTON ROAD, SUITE 690
                              DALLAS, TEXAS 75252

                            ------------------------

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                           WEDNESDAY, AUGUST 14, 1996

               ANNUAL MEETING AND PROXY SOLICITATION INFORMATION

    This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors (the "Board") of Nu-kote Holding, Inc. (the "Company") of proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Stonebriar Country Club, 5050 Country Club Drive, Frisco, Texas 75034, on Wednesday, August 14, 1996, at 9:00 a.m., Central Time, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

    This Proxy Statement, the accompanying form of proxy and the Company's 1996 Annual Report to Stockholders ("Annual Report") are first being mailed on or about July 12, 1996, to all stockholders of the Company. Although the Annual Report and this Proxy Statement are being mailed together, the Annual Report shall not be deemed a part of this Proxy Statement.

    Only holders of record of the Company's Class A Common Stock, par value $.01 per share ("Common Stock"), at the close of business on June 28, 1996, will be entitled to vote at the Annual Meeting. As of that date, there were 21,773,609 shares of Common Stock outstanding. Each share of Common Stock entitles the holder to one vote. A quorum for the Annual Meeting is a majority of the shares of Common Stock outstanding. There is no cumulative voting and there are no other voting securities of the Company outstanding.

    If the accompanying form of proxy is properly signed and returned to the Company prior to the Annual Meeting and not revoked, it will be voted in accordance with the instructions contained therein. If no instructions are given, the persons designated as proxies in the accompanying form of proxy will vote "FOR" the election as directors of those persons named below and "FOR" all other proposals set forth herein.

    The Board is not currently aware of any matters, other than those referred to herein, which will come before the Annual Meeting. If any other matter should be presented at the Annual Meeting for action, the persons named in the accompanying proxy card will vote the proxy in their own discretion.

    You may revoke your proxy at any time before it is actually voted at the Annual Meeting by delivering written notice of revocation to the Secretary of the Company, by submitting a subsequently dated proxy, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, in itself, constitute revocation of the proxy.

    The expense of preparing, printing and mailing proxy materials to the Company's stockholders will be borne by the Company. The Company has engaged Chase Mellon Shareholder Services to assist in the solicitation of proxies from stockholders at a fee of approximately $6,000, plus reimbursement of reasonable out-of-pocket expenses. In addition, proxies may be solicited personally or by telephone by officers or employees of the Company, none of whom will receive additional compensation therefor. The Company will also reimburse brokerage houses and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of Common Stock.

                               BOARD OF DIRECTORS

GENERAL INFORMATION

    As set by the Board pursuant to the By-Laws of the Company, the authorized number of directors to be elected to the Board is eight. The directors will hold office from the time of their election until the next annual meeting of stockholders of the Company and until their successors are duly elected and qualify, or until their earlier resignation or removal. All of the nominees were elected to the Board at the Company's last annual meeting and all are currently serving as directors of the Company.

MEETINGS OF THE BOARD

    The Company's Board held six regularly scheduled or special meetings during the fiscal year ended March 31, 1996 (the "Fiscal Year"). The Board has three standing committees: an Executive Committee, an Audit Committee and a Compensation and Benefits Committee.

    Except for Messrs. Dresdale, Kerrane and Rochon, who attended more than 60%, each current member of the Board nominated for election at the Annual Meeting attended at least 75% of the total number of meetings of the Board and of the committees of the Board on which he served held during the Fiscal Year.

COMPENSATION OF DIRECTORS

    Directors, who are also employees of the Company, are not compensated for services as directors. Non-employee directors of the Company receive $20,000 per year, plus $2,000 per year per committee membership and $2,000 per year per committee Chairmanship. In addition, under the Nu-kote Holding, Inc. 1992 Stock Option Plan, as amended and restated (the "1992 Plan"), the Company provides non-employee directors one-time grants of non-qualified stock options for 30,000 shares of Common Stock upon his or her initial election or appointment to the Board. During the Fiscal Year, Mr. Howe was paid $150,000 as Vice Chairman of the Board in lieu of director's fees otherwise payable to him.

COMMITTEES OF THE BOARD

    EXECUTIVE COMMITTEE. The Executive Committee of the Board has authority, with certain exceptions, to take all actions that may be taken by the full Board. It may meet between regularly scheduled meetings to take such action as is necessary for the orderly conduct of the Company's business. During the Fiscal Year, the Executive Committee acted twice by unanimous written consent. Messrs. Brigante, Howe and Dresdale are members of the Executive Committee.

    AUDIT COMMITTEE. The Audit Committee of the Board reviews and approves the scope and results of any outside audit of the Company, and the fees therefor, and makes recommendations to the Board of Directors or management concerning auditing and accounting matters and the selection of outside auditors. During the Fiscal Year, the Audit Committee of the Board met three times. Messrs. Dresdale, Finn and Rochon are members of the Audit Committee.

    COMPENSATION   AND  BENEFITS  COMMITTEE.    The  Compensation  and  Benefits
Committee of the Board reviews, considers and acts upon matters of salary and other compensation and benefits of all officers and other key employees of the Company, as well as acts upon all matters concerning, and exercises such authority as is delegated to it under the provisions of any benefit, retirement or pension plan. During the Fiscal Year, the Compensation and Benefits Committee of the Board met four times and acted eight times by unanimous written consent. Messrs. Barry, Dresdale, Howe and Rochon are members of the Compensation and Benefits Committee.

DIRECTORS AND NOMINEES

    The Board has no reason to believe that any of the nominees will not serve if elected, but if any of them should become unavailable to serve as a director, and if the Board designates a substitute nominee, the persons named in the accompanying form of proxy will vote for the substitute nominee designated by the Board.

    The following information with respect to the principal occupation or employment, other affiliations and business experience of each nominee during the last five years has been furnished to the Company by such nominee. Except as otherwise indicated, each of the nominees has had the same principal occupation for the last five years.

DAVID F. BRIGANTE, AGE 44, CHAIRMAN OF THE BOARD SINCE 1994, CHIEF EXECUTIVE OFFICER SINCE 1993, DIRECTOR OF THE COMPANY SINCE 1992

    Mr. Brigante was elected Chairman of the Board in February 1994 and became Chief Executive Officer of the Company in April 1993. Prior thereto, he served as President and Chief Operating Officer of the Company from November 1992 and Executive Vice President and General Manager-North American Supplies Group from 1991. Mr. Brigante joined the Company's North American Operations in 1980 and served in positions of ever increasing responsibility in sales, marketing and operations. Mr. Brigante was appointed to the position of Vice President, Sales and Marketing in October 1988 and served in that capacity until April 1991.

HUBBARD C. HOWE, AGE 67, VICE CHAIRMAN OF THE BOARD SINCE 1994,
DIRECTOR OF THE COMPANY SINCE 1988

    Mr. Howe has been a director of the Company since 1988, serving as Vice Chairman from April 1991 to April 1992, Chairman of the Board from April 1992 to February 1994 and Vice Chairman from February 1994. He was Chief Executive Officer of the Company from March 1989 to April 1992. Mr. Howe has been a professional employee of Clayton, Dubilier & Rice, Inc. ("Clayton, Dubilier & Rice") since January 1991. He previously spent 12 years as an interim manager and workout consultant. Mr. Howe is also Chairman and Chief Executive Officer of Remington Arms Co., Inc., Chairman of APS Holding Corporation and a director of Homeland Holding Corporation and Riverwood Holding, Inc.

THEODORE BARRY, AGE 74, DIRECTOR OF THE COMPANY SINCE 1992

    Mr. Barry has been a director of the Company since May 1992. Mr. Barry is an independent management consultant. He was President of Alondra Development, Inc. from 1989 to 1990 and was Chairman Emeritus of Theodore Barry & Associates, Management Consultants, from 1987 to 1989. Mr. Barry is also a director of APS Holding Corporation.

DONALD A. BOLKE, AGE 57, DIRECTOR OF THE COMPANY SINCE 1994

    Mr. Bolke has been a director of the Company since November 1994. Mr. Bolke served as Senior Vice President of Customer Relations of United Stationers, Inc. from June 1992 until his retirement in December 1993. Prior thereto, Mr. Bolke served as Vice President of Stationers Distributing

Company from January 1990 until its acquisition by United Stationers, Inc. in June 1992. Mr. Bolke first joined Zellerbach Office Products in 1962, which was acquired in 1985 by Stationers Distributing Company, and at which he held positions of increasing responsibility.

RICHARD C. DRESDALE, AGE 40, DIRECTOR OF THE COMPANY SINCE 1986

    Mr. Dresdale has been a director of the Company since 1986. He also served as Assistant Secretary between 1987 and 1992 and as Vice President and Secretary of the Company from 1986 to 1987. Since March 1994, Mr. Dresdale has been an officer and principal shareholder of Fenway Partners, Inc. Prior thereto, he was a professional employee of Clayton, Dubilier & Rice beginning in 1985. Mr. Dresdale is also a director of Remington Arms Co., Inc.

BRIAN D. FINN, AGE 35, DIRECTOR OF THE COMPANY SINCE 1993

    Mr. Finn has been a director of the Company since November 1993. He has been a Managing Director of CS First Boston Corporation ("CS First Boston") since January 1991. Mr. Finn was elected a Director of CS First Boston in January 1990 and a Vice President in 1989.

DANIEL M. KERRANE, AGE 55, EXECUTIVE VICE PRESIDENT AND CHIEF
FINANCIAL OFFICER SINCE 1992, DIRECTOR OF THE COMPANY SINCE 1993

    Mr. Kerrane has been Executive Vice President and Chief Financial Officer of the Company since November 1992 and has been a director of the Company since November 1993. From January 1992 to November 1992, he served as a consultant to Clayton, Dubilier & Rice and to Homeland Stores, Inc. Mr. Kerrane was a consultant to Lexmark International, Inc. from March 1991 to November 1992. He served as Director of Finance and Planning of the Information Products Division at International Business Machines Corporation from 1988 to 1991.

JOHN P. ROCHON, AGE 44, DIRECTOR OF THE COMPANY SINCE 1994

    Mr. Rochon has been a director of the Company since 1994. Mr. Rochon has been Chairman of the Richmont Corporation since 1990 and Chief Executive Officer of Mary Kay Holding Corporation since 1991. Prior thereto, Mr. Rochon served in positions of increasing responsibility with Mary Kay Corporation, including Vice Chairman from 1987 to 1991. Through Richmont Corporation and its predecessor and affiliated companies, Mr. Rochon has built a large, diversified portfolio of companies and investments strongly focused on consumer goods and services. Mr. Rochon is also a director of Royal Appliance Manufacturing Company.

    Additional information about the current directors and officers of the Company, including information with respect to their ownership of Common Stock and their compensation, appears elsewhere herein.

                        SECURITY OWNERSHIP OF PRINCIPAL
                          STOCKHOLDERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS

    The following table sets forth certain information regarding each person known to the Company to own beneficially more than 5% of the outstanding Common Stock of the Company. Such information has been obtained from the most recent public filings submitted, or other information made available to the Company, by such holders.

                                                                    AMOUNT AND NATURE    PERCENTAGE
NAME AND ADDRESS OF                                                   OF BENEFICIAL          OF
BENEFICIAL OWNER                                                       OWNERSHIP(1)         CLASS
- - ------------------------------------------------------------------  ------------------  -------------
Ligapart AG                                                              4,600,000            21.1%
 Neuhofstrasse 4
 6340 Baar, Switzerland
The Kaufmann Fund, Inc.                                                  2,340,000            10.7%
 140 East 45th Street
 New York, New York 10017
Richmont Capital Partners I, L.P.,                                       2,559,360            11.8%
 4300 Westgrove,
 Dallas, Texas 75248
Neuberger & Berman L.P.                                                  1,232,093(2)          5.7%
 605 Third Avenue,
 New York, New York 10158
Joseph H. Reich, Peter K. Seldin                                         1,121,000(3)          5.1%
 and Tracy S. Nagler
 900 Third Avenue,
 New York, New York 10022

- - ------------------------
(1) Unless otherwise indicated, such shares of Common Stock are owned with sole voting and investment power.

(2) Shared investment power with respect to 1,232,093 shares of Common Stock, or 5.7% of the shares of such class outstanding, and sole voting power with respect to 410,560 shares of Common Stock, or 1.9% of the shares of such class outstanding. These shares are owned by many unrelated clients of Neuberger & Berman L.P., a registered broker-dealer, which disclaims any economic interest in the shares.

(3) Represents the aggregate of shares of Common Stock held by Centennial Associates, L.P. and Tercentennial Energy Partners, L.P., of which Messrs. Reich and Seldin, and Ms. Nagler are general partners. Messrs. Reich and Seldin, and Ms. Nagler have shared voting and shared investment power with respect to such shares.

MANAGEMENT

    The following table sets forth, as of June 28, 1996, certain information as to the shares of Common Stock beneficially owned by each director and nominee as director of the Company, by each Named Executive, as defined herein, and by all directors and executive officers of the Company as a group:

                                                                 AMOUNT AND NATURE
                                                                   OF BENEFICIAL      PERCENTAGE OF
BENEFICIAL OWNER                                                    OWNERSHIP(1)          CLASS
- - ---------------------------------------------------------------  ------------------  ---------------
John P. Rochon.................................................        2,571,360(2)(3)        11.8%
Hubbard C. Howe................................................          202,356(3)(4)        *
David F. Brigante..............................................          150,094(5)         *
Daniel M. Kerrane..............................................            37,011  (5)      *
Peter D. Kunoth................................................            92,790  (5)      *
Anthony G. Schmeck.............................................            36,140  (5)      *
Hans Paffhausen................................................            20,000  (5)      *
Richard C. Dresdale............................................            18,000  (3)      *
Theodore Barry.................................................            12,000  (5)      *
Brian D. Finn..................................................            12,000  (5)      *
Donald A. Bolke................................................             6,000  (5)      *
All directors and executive officers as a group
 (12 persons)..................................................         3,165,751  (6)         14.3   %

- - ------------------------
*   Less than 1% of class

(1) Unless otherwise indicated, such shares of Common Stock are owned directly with sole voting and sole investment power.

(2) Includes 2,559,360 shares owned by Richmont Capital Partners I, L.P., as to which shares Mr. Rochon has shared voting and investment power.

(3) Includes 12,000 shares which may be acquired through the exercise of stock options which are exercisable within 60 days of June 28, 1996.

(4) Includes 190,356 shares owned by Nevada Management Group, Inc. ("Nevada Management Group"). Nevada Management Group is a Nevada corporation all the capital stock of which is owned as separate property by Gene S. Howe, who is married to Mr. Howe. Although Mr. Howe may be deemed beneficially to own such shares because of his marriage to Gene S. Howe, Mr. Howe expressly disclaims beneficial ownership of such shares.

(5) Represents shares which may be acquired through the exercise of stock options which are exercisable within 60 days of June 28, 1996.

(6) Includes 410,035 shares which may be acquired through the exercise of stock options exercisable within 60 days of June 28, 1996 and other shares deemed beneficially owned by the Company's directors as described in the preceding notes.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the NASDAQ National Market System. Executive officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such reports furnished to the Company and written representations that no Forms 5 were required for the Fiscal Year, the Company believes that during the Fiscal Year no executive officer, director or greater than 10% stockholder was delinquent in filing any such reports, except Mr. Rochon, who reported one purchase of 15,000 shares of Common Stock one month late.

                             EXECUTIVE COMPENSATION

    The following table summarizes the compensation paid to the Company's Chief Executive Officer and the Company's other executive officers whose total salary and bonus for the Fiscal Year exceeded $100,000 (the "Named Executives") with respect to all services rendered to the Company during the previous three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG TERM
                                                                                      COMPENSATION
                                                                                         AWARDS
                                                 ANNUAL COMPENSATION                  -------------
                                 ---------------------------------------------------   SECURITIES
                                  FISCAL YEAR                          OTHER ANNUAL    UNDERLYING      ALL OTHER
                                  ENDED MARCH    SALARY      BONUS     COMPENSATION   OPTIONS/SARS   COMPENSATION
NAME AND PRINCIPAL POSITION           31         ($)(1)       ($)         ($)(2)         (#)(3)         ($)(4)
- - -------------------------------  -------------  ---------  ----------  -------------  -------------  -------------
David F. Brigante .............         1996    $ 450,000  $  630,000    $  30,720        720,000      $ 653,696
 Chairman of the Board and              1995    $ 320,269      --        $  13,179         36,454      $  53,136
 Chief Executive Officer                1994    $ 242,309  $  196,000       --            175,854      $  53,567
Peter D. Kunoth ...............         1996    $ 250,000  $  262,500    $  84,820         --          $ 253,696
 President and                          1995    $ 220,077      --        $  63,386          6,974         --
 Chief Operating Officer                1994    $  46,152  $   37,500       --            150,000         --
Daniel M. Kerrane .............         1996    $ 250,000  $  262,500    $  44,901        240,000      $ 423,696
 Executive Vice President and           1995    $ 220,173      --        $  23,497         22,328      $   3,275
 Chief Financial Officer                1994    $ 175,000  $  120,050    $   7,290         82,734      $     323
Anthony G. Schmeck ............         1996    $ 185,000  $  168,350    $  16,843        160,000      $ 243,404
 Senior Vice President --               1995    $ 160,062      --        $   8,368         63,932      $  43,101
 Finance, Corporate                     1994    $ 119,231  $   74,911       --             44,278      $  42,418
 Controller and Secretary
Hans Paffhausen ...............         1996    $ 267,237  $  133,610    $  17,240         --             --
 Managing Director of European
 Operations

- - ------------------------
(1) Includes, where applicable, amounts electively deferred by each Named Executive under the Nu-kote International, Inc. Employees Savings Plan (the "Savings Plan").

(2) Amounts listed in this column for fiscal 1996 include (a) automobile allowances in the amounts of $7,651, $12,076, $7,853, $6,360 and $17,240 for each of the Named Executives; (b) club dues of $4,183 for each of the Named Executives, except Mr. Paffhausen; (c) imputed interest on Pelikan special award loans of $18,880, $7,875, $13,125 and $6,300 for each of the Named Executives, except Mr. Paffhausen; (d) imputed interest on relocation loans of $19,740 and $5,659 for Messrs. Kerrane and Kunoth, respectively; and (e) reimbursement of housing expenses of $55,027 for Mr. Kunoth.

(3) See note 1 to the table below entitled "Option/SAR Grants in Last Fiscal Year" for material terms of stock appreciation rights awards granted in fiscal 1996.

(4) Amounts listed in this column for fiscal 1996 include (a) special one-time awards relating to the acquisition and integration of the worldwide hardcopy supplies business of Pelikan Holding AG of $600,000, $250,000, $420,000 and $200,000 for Messrs. Brigante, Kunoth, Kerrane and Schmeck, respectively; (b) the Company's contributions to the Savings Plan (exclusive of amounts deferred at the election of the Named Executive) on behalf of each of the Named Executives, as follows: $3,696 for each of Messrs. Brigante, Kunoth and Kerrane, and $3,403 for Mr. Schmeck; and (c) insurance premiums paid by the Company under the Nu-kote International, Inc. Key Executive Life Insurance Program in the amounts of $50,000 and $40,000 for Messrs. Brigante and Schmeck, respectively.

    The following table sets forth the stock options and stock appreciation rights granted during the Fiscal Year to each of the Named Executives and certain hypothetical values for such options and rights.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                       INDIVIDUAL GRANTS
                                  ------------------------------------------------------------
                                                     PERCENT OF
                                                        TOTAL                                   POTENTIAL REALIZABLE VALUE AT
                                     NUMBER OF      OPTIONS/SARS                                   ASSUMED ANNUAL RATES OF
                                    SECURITIES       GRANTED TO                                    STOCK PRICE APPRECIATION
                                    UNDERLYING        EMPLOYEES      EXERCISE OR                     FOR OPTION TERM (2)
                                   OPTIONS/SARS       IN FISCAL         BASE       EXPIRATION   ------------------------------
NAME                               GRANTED(#)(1)        YEAR         PRICE($/SH)      DATE            5%($)           10%($)
- - --------------------------------  ---------------  ---------------  -------------  -----------  ------------------  ----------
David F. Brigante...............       720,000            49.3%       $   10.50       3/24/05      $  2,582,582     $6,999,682
Peter D. Kunoth.................        --               --           $  --            --          $    --          $   --
Daniel M. Kerrane...............       240,000            16.4%       $   10.50       3/24/05      $    860,860     $2,333,227
Anthony G. Schmeck..............       160,000            11.0%       $   10.50       3/24/05      $    573,907     $1,555,485
Hans Paffhausen.................        --               --              --            --          $    --          $   --

- - ------------------------
(1) Represents stock appreciation rights awards granted pursuant to the Nu-kote Holding, Inc. Senior Management Stock Appreciation Rights Plan. These awards entitle the executive to receive upon exercise an amount equal to a percentage of the spread, ranging from zero to 100%, depending on the compounded annual growth rate in the market price of the Common Stock over a five-year performance period. The awards are exercisable only after the expiration of the performance period and then only in equal annual installments of 20% of the shares covered by the awards, subject to acceleration upon death, disability, retirement at age 65, early retirement with the consent of the Board, termination without cause, or resignation for good reason.

(2) Based upon the per share market price on the date of grant and on annual appreciation of such market price through the expiration date of such awards at the stated rates. These amounts represent assumed rates of appreciation only and may not necessarily be achieved. Actual gains, if any, are dependent on the future performance of the Common Stock, as well as the continued employment of the Named Executives through the term of the awards. The potential realizable values indicated have not taken into account amounts required to be paid as income tax under the Internal Revenue Code of 1986, as amended, and any applicable state laws.

    The following table sets forth the number of and value realized on shares acquired on exercise of stock options during the Fiscal Year and the number of shares covered by exercisable and unexercisable options and stock appreciation rights held, and the dollar values which would have been realized on exercise of such options and stock appreciation rights, on March 31, 1996 by each of the Named Executives.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                               UNDERLYING UNEXERCISED          "IN-THE-MONEY"
                                                             OPTIONS/SARS AT FY-END (#)         OPTIONS/SARS
                                                                                              AT FY-END ($)(1)
                         SHARES ACQUIRED    VALUE REALIZED   --------------------------  --------------------------
NAME                       ON EXERCISE           ($)         EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
- - ----------------------  -----------------  ----------------  -----------  -------------  -----------  -------------
David F. Brigante.....         --                 --            137,633       228,675     $2,425,782   $ 4,030,397
Peter D. Kunoth.......         --                 --             92,790        --         $1,635,424   $   --
Daniel M. Kerrane.....         52,560         $  563,085         28,000       117,502     $ 493,500    $ 2,070,973
Anthony G. Schmeck....         20,000         $  278,750         30,497        89,713     $ 537,510    $ 1,581,192
Hans Paffhausen.......         --                 --             20,000        80,000     $ 352,500    $ 1,410,000

- - ------------------------
(1) Based upon the closing price of the Common Stock ($17.625) on the NASDAQ National Market System on March 31, 1996.

                               PENSION PLAN TABLE

    The following table sets forth the estimated annual benefits payable to hypothetical participants who are entitled to the maximum benefits under the tax-qualified non-contributory defined benefit plan maintained by the Company (the "Pension Plan") in the compensation and years-of-service categories indicated in the table upon retirement at normal retirement age (65 years of age). The amounts shown are based upon the assumption that such benefits will be paid in the form of a single life annuity and assume offset for social security benefits.

ANNUALIZED   10 YEARS   20 YEARS   25 YEARS   30 YEARS   35 YEARS
  AVERAGE       OF         OF         OF         OF         OF
 FINAL PAY    SERVICE    SERVICE    SERVICE    SERVICE    SERVICE
- - -----------  ---------  ---------  ---------  ---------  ---------
$    50,000  $   6,793  $  11,082  $  12,563  $  14,031  $  15,479
$    75,000      9,454     15,964     19,266     22,446     24,894
$   100,000     12,579     22,214     27,068     31,821     35,269
$   125,000     15,704     28,464     34,880     41,196     45,644
$   150,000     18,829     34,714     42,693     50,571     56,019
$   175,000     18,829     34,714     42,693     50,571     56,019
$   200,000     18,829     34,714     42,693     50,571     56,019
$   225,000     18,829     34,714     42,693     50,571     56,019
$   250,000     18,829     34,714     42,693     50,571     56,019

    The Pension Plan provides retirement benefits on an employee's years of service and such employee's average annual earnings (subject to a maximum of $150,000 annually, as adjusted by the Internal Revenue Service for cost of living increases after 1995) for the 60 highest consecutive months' compensation during the 120 months prior to retirement (and if the employee has been employed less than five years, the average of compensation during all months employed.) Compensation includes all salary or wages, including commissions, shift premiums, tax deferred contributions made to the Nu-kote International, Inc. Employees Savings Plan on an employee's behalf and payments for non-work periods during active employment, but does not include any other form of remuneration.

    At March 31, 1996, the credited years of service and the compensation covered under the Pension Plan of the participating Named Executives were as follows:

                                           YEARS OF SERVICE    COVERED COMPENSATION
                                          -------------------  ---------------------
Mr. Brigante                                          16           $     150,000
Mr. Kunoth                                             2           $     150,000
Mr. Kerrane                                            3           $     150,000
Mr. Schmeck                                            9           $     150,000

EMPLOYMENT AGREEMENTS

    Messrs. Brigante and Kerrane are currently employed by the Company pursuant to Supplemental Employment Agreements, and Mr. Schmeck is currently employed by the Company pursuant to an Employment Agreement, which provide, among other things, that they are to receive annual base salaries of not less than $320,000, $220,000 and $160,000, respectively, and annual bonuses, incentive pay or other similar payments of not less than $240,000, $120,000 and $99,000, respectively, as well as other employment benefits (such as group health, life and disability insurance, use of Company automobiles, country club membership and monthly dues, and participation in retirement and long-term incentive programs and plans, including stock option, stock appreciation rights, pension, savings, salary continuation and the like), during a three-year period of employment, commencing February 24, 1995, which is extended annually for an additional year unless the executive or the Company gives notice to the contrary. The agreements also provide that if the executive is terminated for reasons other than death, disability or cause, as defined, or elects to terminate his employment because of, among other things, the failure to elect him to the office or offices, which he previously held, a significant adverse change in the nature or scope of his authorities, powers, functions, responsibility or duties, a liquidation, dissolution, merger, consolidation or reorganization of the Company or transfer of all or a significant portion of its business and/or assets, or a relocation of the Company's principal executive offices, he will receive a lump sum payment equal to the present value of the sum of his (i) aggregate base salary (at the highest rate in effect for any fiscal year prior to the termination date) for each remaining year or partial year of the employment period, and (ii) aggregate bonus, incentive or other similar payment (based upon the highest amount of bonus, incentive or other similar payment paid or payable to him for any year during the term but prior to the year of termination), which he would have received during the remainder of his employment period; provided, however, that such amount will be reduced to the minimum extent necessary so that no portion of such lump sum payment will constitute an excess parachute payment as defined in Section 280G of the Internal Revenue Code of 1986, as amended. Subject to the foregoing limitations, he will also receive for the remainder of the employment period substantially the same employee benefits as he was otherwise entitled immediately prior to termination.

    Mr. Kunoth is employed by Nu-Kote International, Inc. until February 4, 1997, pursuant to an agreement, which provides, among other things, that he will receive a base salary at the rate of $250,000 per year and other customary employee benefits. Mr. Kunoth is also entitled to exercise, on or before March 4, 1997, stock options to acquire 92,790 shares previously granted to him and to receive reimbursement for certain relocation costs and expenses.

CERTAIN TRANSACTIONS

    During fiscal 1995, the Company retained the services of CS First Boston, an investment banking firm with which Mr. Finn is affiliated, to perform certain investment advisory services in connection with the Company's acquisition of the worldwide hardcopy supplies business of Pelikan Holding AG. CS First Boston was paid $750,000 plus expenses for such services during the Fiscal Year. The Company also paid Ballyglen Company, Inc., a corporation owned and controlled by Mr. Barry and his family, $118,000 for performing various executive recruiting services for the Company during the Fiscal Year. The Company believes such fees were reasonable and no less favorable to the Company than those that would have been paid to unaffiliated parties.

    On May 20, 1994, the Company provided Mr. Kerrane with an interest-free loan in the amount of $300,000 for the purpose of assisting Mr. Kerrane in relocating to the Dallas area. The loan, as amended, is to be repaid from awards granted to Mr. Kerrane for the contributions to future merger and acquisition transactions (excluding the acquisition of the worldwide hardcopy supplies business of Pelikan Holding AG). One third of the principal amount of the loan will be forgiven when and if Modular Ink Technology AB, a subsidiary of the Company, is deemed to have achieved its financial objectives. In the event of a change in control of the Company, the loan will be considered repaid in full. If Mr. Kerrane voluntarily terminates his employment prior to the repayment or discharge of the loan, the Company will offset any separation payments due Mr. Kerrane against the loan and any remaining balance on the loan will be repaid by Mr. Kerrane within 36 months after the date of termination. At July 1, 1996, the loan to Mr. Kerrane had an outstanding principal balance of $300,000.

    On July 17, 1994, the Company provided Mr. Kunoth with an interest-free loan in the amount of $86,000 for the purpose of assisting Mr. Kunoth in relocating to the Dallas area. As of July 1, 1996, the loan to Mr. Kunoth had been discharged in full.

                     COMPENSATION COMMITTEE INTERLOCKS AND
                             INSIDER PARTICIPATION

    The Compensation and Benefits Committee currently consists of Messrs. Barry, Dresdale, Howe and Rochon. Messrs. Dresdale and Howe are former executive officers of the Company and Mr. Barry, through Ballyglen, performed various executive recruiting services for the Company during the Fiscal Year. (See "BOARD OF DIRECTORS -- Compensation of Directors" and "EXECUTIVE COMPENSATION -- Certain Transactions" for fees paid to Mr. Howe and Mr. Barry during the Fiscal Year.)

                   COMPENSATION AND BENEFITS COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

    The Compensation and Benefits Committee (the "Committee") of the Board is responsible for setting and administering the policies governing annual compensation for the Company's executive officers, including the Chief Executive Officer and other key members of management. The key elements of executive compensation are base salary, annual incentive awards and stock based awards.

BASE SALARY

    The Committee determines base salaries for executive officers by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive market place for executive talent, including a comparison to base salaries for comparable positions at other companies deemed by the Committee to be in the Company's peer group, and to historical levels of salary paid by the Company and its predecessors. Salary adjustments are based on a periodic evaluation of the performance of the Company and of each executive officer, and also take into account new responsibilities as well as changes in the competitive market place. Mr. Brigante, who served as Chairman of the Board and Chief Executive Officer of the Company during the Fiscal Year, received a base salary of $450,000.

INCENTIVE COMPENSATION

    Each year, the Committee reviews and approves an incentive compensation plan for executive officers and other key employees based on targeted levels of earnings before interest and taxes ("EBIT") and cash flow for the year. If the Company achieves at least 75% of its targeted EBIT, senior executive officers receive as bonuses a percentage of their salaries ("Salary Percentage"), ranging from 10% to 100% depending on their job level and responsibility, adjusted for the ratios of the

Company's actual EBIT and cash flow to targeted EBIT and cash flow. The maximum bonus payable to any executive officer is limited to 1.5 times the executive officer's Salary Percentage. This level would be reached if actual EBIT and cash flow were greater than 115% (or, in the case of certain officers, 110%) of established targets for the year. During the Fiscal Year, the Company exceeded its EBIT and cash flow targets and bonuses were paid to all participating officers of the Company. (See "EXECUTIVE COMPENSATION -- Summary Compensation Table" for bonuses paid to the Chief Executive Officer and other Named Executives.)

STOCK BASED AWARDS

    During fiscal 1995, the Committee undertook a review of its stock option award program for members of senior management and recommended to the Board that it adopt the Nu-kote Holding, Inc. Senior Management Stock Appreciation Rights Plan (the "Plan") and form of Appreciation Right Notification, grant awards thereunder to each of Messrs. Brigante, Kunoth, Kerrane and Schmeck, and eliminate such executive officers from further participation in the 1992 Plan. The awards proposed for each of such officers were designed to allow them to earn, in the aggregate, up to 6.3% of the incremental appreciation in the Company's stock over a five-year performance period. The exact amounts payable under the awards fluctuate with the compounded annual growth rate (ranging from 8% to 40%) in the value of the Common Stock (expressed as market value per share at the end of the performance period in the awards) and range from 0% to 100% of the spread in the shares subject to the awards. The Committee believed that this type of arrangement would further align management's interests with those of the Company's stockholders and would provide management with an added incentive to achieve greater returns for the Company's stockholders. On June 22, 1995, the Board approved the Plan and the Committee, pursuant to its delegated authority and consistent with its prior recommendation, granted awards to Messrs. Brigante, Kerrane and Schmeck in respect of 720,000 shares, 240,000 shares and 160,000 shares, respectively. The stockholders of the Company approved the Plan on August 30, 1995. As of March 31, 1996, the Company had accrued $162,000 under the awards, based on the increase in the value of the Company's Common Stock since the date of grant.

OTHER COMPENSATION

    Other compensation payable to the executives of the Company includes contributions to the Company's savings plan and insurance premiums paid by the Company under the Nu-kote International, Inc. Key Executive Life Insurance Program. In addition, under the terms of their employment agreements, Messrs. Brigante, Kunoth, Kerrane and Schmeck are furnished other customary employment benefits, including the use of automobiles and reimbursement of club dues.

                  Compensation and Benefits Committee                    July 8,
                  1996

                       THEODORE BARRY, CHAIRMAN
                       RICHARD C. DRESDALE
                       HUBBARD C. HOWE
                       JOHN P. ROCHON

PERFORMANCE GRAPH

    The following graph compares the cumulative total return of the Company, the S&P 500 Index the and a peer group composed of the following companies, weighted by market value at each measurement point: American Business Products, Inc., Diebold, Inc., Duplex Products, Inc., Ennis Business Forms Inc., General Binding Corp., Hunt Manufacturing Co., Moore Limited, New England Business Services Inc., Nashua Corp., National Computer Systems Inc., Office Depot Inc., Pitney Bowes Inc., Reynolds & Reynolds Co., Scitex Ltd., Smith Corona Corporation, Standard Register Co., Staples Inc., Tab Products Co., United Stationers Inc., Wallace Computer Services Inc. and Xerox Corporation. The graph assumes $100 was invested in the Company's Common Stock on October 1, 1992 or in shares comprising the S&P 500 Index or the peer group on September 30, 1992 and also assumes reinvestment of dividends. Other than for the above dates, the values noted are as of March 31 of each year indicated.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                            10/01/92     03/93      03/94      03/95      03/96
NU-KOTE HOLDING, INC.             100        177        173        192        291
PEER GROUP                        100        116        127        140        170
S&P 500                           100        110        111        129        167

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    Eight directors are to be elected at the Annual Meeting. David F. Brigante, Brian D. Finn, Hubbard C. Howe, Richard C. Dresdale, Theodore Barry, Daniel M. Kerrane, John P. Rochon and Donald A. Bolke have been nominated by the Board for election at the Annual Meeting. All of the nominees for election at the Annual Meeting are currently serving on the Board.

    SHARES REPRESENTED BY THE ACCOMPANYING FORM OF PROXY WILL BE VOTED "FOR" THE ELECTION OF THE ABOVE NOMINEES UNLESS AUTHORITY TO VOTE FOR ONE OR MORE NOMINEES IS WITHHELD. DIRECTORS MUST BE ELECTED BY A PLURALITY OF THE VOTES VALIDLY CAST IN SUCH ELECTION AT THE ANNUAL MEETING. ABSTENTIONS ON THIS PROPOSAL WILL BE COUNTED FOR QUORUM PURPOSES BUT NOT VOTED. BROKER NON-VOTES WILL HAVE NO EFFECT ON THE OUTCOME OF THE ELECTION OF DIRECTORS.

                                   PROPOSAL 2
                  APPROVAL OF DEFERRED STOCK COMPENSATION PLAN

    On May 23, 1996, the Board adopted the Nu-kote Holding, Inc. Deferred Stock Compensation Plan (the "Deferred Stock Plan"), subject to approval of the Company's stockholders at the Annual Meeting. The purpose of the Deferred Stock Plan is to provide non-employee directors with additional incentives to improve the Company's performance by increasing their stock ownership in the Company, to reinforce such directors' role in enhancing stockholder values, and to provide an additional means of attracting and retaining non-employee directors.

    The Deferred Stock Plan provides that each non-employee director may elect to defer all or a portion of that director's fees, including fees for attendance at regular and special Board and committee meetings, for any calendar year (the "Deferred Amount"). Each Deferred Amount is credited by the Company to a bookkeeping account (the "Stock Account") and then is converted into a stock equivalent (a "Stock Equivalent") on the date the amount is credited. The number of Stock Equivalents credited to the director is based upon the closing price of the Common Stock in the principal market in which the Common Stock is traded (the "Market Price"). The number of Stock Equivalents credited to each participating director will be adjusted to reflect stock or cash dividends, stock splits or as otherwise required by the Deferred Stock Plan. In the event that the Company is a party to any consolidation, recapitalization, merger, share exchange or other business combination in which all or a part of the outstanding Common Stock is changed into or exchanged for stock or other securities of any other entity or the Company, or for cash or other property, the Stock Equivalents of each participating director will be converted, exchanged or otherwise modified to give full effect to such transaction.

    A participating director will be eligible to receive a distribution from his or her Stock Account only upon termination of service, through death, retirement or otherwise. Following departure from the Board, the distribution will occur, at the director's election, either in one lump sum or in no more than five annual installments. The distribution will be made, at the director's election, either in Common Stock or in cash at the then-Market Price of the Common Stock. Shares of Common Stock to be distributed under the Deferred Stock Plan will be either authorized but unissued shares or treasury shares acquired by the Company.

    The creation of a Stock Equivalent will not have any tax consequence to either the Company or the participating director. The participating director will not be taxed upon the Deferred Amount so credited to his Stock Account, but will realize ordinary income upon receipt of cash or stock on distribution upon termination from the Board. For these purposes, any Common Stock distributed will be valued at the Market Price of such shares on the date of distribution.

    The Deferred Stock Plan provides that it may be amended or terminated by the Board at any time without further stockholder approval, except that no amendment or termination may adversely affect any then-existing Stock Accounts or rights under the Deferred Stock Plan.

    The above summary of the Deferred Stock Plan is qualified in its entirety by reference to the full text of the Deferred Stock Plan, a copy of which is attached hereto as Exhibit A.

    THE BOARD RECOMMENDS YOU VOTE "FOR" THE APPROVAL OF THE DEFERRED STOCK PLAN. ADOPTION OF THIS PROPOSAL REQUIRES APPROVAL BY THE HOLDERS OF A MAJORITY OF THE SHARES REPRESENTED, IN PERSON OR BY PROXY, AT THE ANNUAL MEETING. ABSTENTIONS ON THIS PROPOSAL WILL BE COUNTED FOR QUORUM PURPOSES BUT NOT VOTED AND, THEREFORE, WILL HAVE THE SAME EFFECT AS VOTES AGAINST THE PROPOSAL. BROKER NON-VOTES WILL HAVE NO EFFECT ON THE OUTCOME OF THE VOTE ON THIS PROPOSAL.

                                   PROPOSAL 3
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The stockholders are asked to ratify the appointment by the Board of Coopers & Lybrand L.L.P. as the Company's independent auditors for fiscal 1997. Coopers & Lybrand L.L.P., a certified public accounting firm, has served as the Company's independent auditors since 1987.

    Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting to respond to appropriate questions and to make such statements as they desire.

    THE BOARD RECOMMENDS YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL YEAR 1997 AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE. ADOPTION OF THIS PROPOSAL REQUIRES APPROVAL BY THE HOLDERS OF A MAJORITY OF THE SHARES REPRESENTED, IN PERSON OR BY PROXY, AT THE ANNUAL MEETING. ABSTENTIONS ON THIS PROPOSAL WILL BE COUNTED FOR QUORUM PURPOSES BUT NOT VOTED AND, THEREFORE, WILL HAVE THE SAME EFFECT AS VOTES AGAINST THE PROPOSAL. BROKER NON-VOTES WILL HAVE NO EFFECT ON THE OUTCOME OF THE VOTE ON THIS PROPOSAL.

                           PROPOSALS BY STOCKHOLDERS

    Proposals by stockholders intended to be presented at the 1997 Annual Meeting of Stockholders must be received by the Secretary of the Company no later than April 16, 1997, to be included in the Company's proxy, notice of meeting and proxy statement for such meeting. In addition, the By-Laws of the Company provide that only stockholder proposals submitted in a timely manner to the Secretary of the Company may be acted upon at an annual meeting of stockholders. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive office of the Company not less than 30 calendar days prior to the date of the originally scheduled meeting; provided, however, that, if less than 40 calendar days' notice or prior public disclosure of the date of the scheduled meeting is given or made by the Company, notice by the stockholder to be timely must be so received not less than the close of business on the tenth calendar day following the earlier of the day on which such notice of the scheduled meeting was mailed or the day on which such public disclosure was made. Any proposals by stockholders should be mailed to or delivered at Nu-kote Holding, Inc., 17950 Preston Road, Suite 690, LB21, Dallas, Texas 75252, Attention: Secretary.

                                 ANNUAL REPORT

    The Company's 1996 Annual Report to Stockholders (which does not form a part of the proxy solicitation material) containing audited financial statements for the fiscal year ended March 31, 1996, is being mailed to all stockholders of record with this Proxy Statement.

    The form of proxy and the Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to stockholders by its authority.

                                                    ANTHONY G. SCHMECK
                                                        SECRETARY
July 12, 1996

                                                                       EXHIBIT A

                             NU-KOTE HOLDING, INC.

                        DEFERRED STOCK COMPENSATION PLAN

                                   SECTION 1
                                    PURPOSE

    The purpose of this Deferred Stock Compensation Plan is to provide participating directors with additional incentives to improve the Company's performance by increasing their stock ownership in Nu-kote Holding, Inc., to reinforce the participating directors' role in enhancing stockholder values, and to provide an additional means of attracting and retaining non-employee directors.

                                   SECTION 2
                                  DEFINITIONS

    2.1    DEFINITIONS.   As used  herein,  the following  terms shall  have the
following meanings:

        (a) "BENEFICIARY" means the person, persons or entity designated pursuant to Section 6 to receive payments under the Plan after the death of a Participant.

        (b) "BOARD" means the Board of Directors of Nu-kote Holding, Inc.

        (c) "COMMON STOCK" means Class A Common Stock of Nu-kote Holding, Inc. as issued from time to time and registered with the Securities and Exchange Commission, such shares to be authorized but unissued shares or treasury shares.

        (d) "COMPANY" means Nu-kote Holding, Inc., a Delaware corporation, and any successor thereof.

        (e) "DEFERRED AMOUNT" means an amount of Fees deferred under the Plan.

        (f) "DIRECTOR" means any member of the Board who is not also an employee of the Company.

        (g) "FEES" mean payments which the Director receives or is entitled to receive from the Company for services as a member of the Board. Such payments shall include directors' regular and special board meeting fees and committee meeting fees, but shall not include any reimbursement of expenses for attending meetings of the Board or any committee thereof.

        (h) "MARKET PRICE" means, at any date, the closing sales price of the Common Stock on that date (or, if there are no sales on that date, the last preceding date on which there was a sale) in the principal market in which the Common Stock is traded, or if no market for the Common Stock exists, the price determined by the Board in its sole discretion at the time of any determination.

        (i) "PARTICIPANT" means any Director who is participating in the Plan from time to time.

        (j) "PLAN" means the Nu-kote Holding, Inc. Deferred Stock Compensation Plan, as from time to time amended and in effect.

        (k) "STOCK ACCOUNT" means the bookkeeping account maintained by the Company for a Participant pursuant to Section 3.3.

        (l)  "TERMINATION  OF  SERVICES"   means  the  termination  (by   death,
    retirement or otherwise) of a Participant's service as a Director of the Company.

                                   SECTION 3
                                DEFERRAL OF FEES

    3.1 DEFERRAL ELECTION. Each Director may elect to have all or a portion of his or her Fees for any calendar year deferred under the Plan, by delivering a completed Election Form, in the form attached hereto as Annex A. Such election shall be filed with the Secretary of the Company prior to the beginning of the calendar year during which such Fees are earned.

    3.2 SUSPENSION OR CONTINUATION OF PARTICIPATION. A deferred election made pursuant to Section 3.1 shall be irrevocable for the first calendar year to which such election relates, and it shall continue in effect for subsequent calendar years until revoked or until it is increased or decreased prospectively by the Participant before the beginning of the calendar year for which such increase or decrease is effective. The termination or suspension of any deferrals under this Section 3.2 shall not affect any amount theretofore deferred.

    3.3 ACCOUNTING FOR DEFERRED AMOUNTS. The Company shall maintain a separate bookkeeping amount (hereinafter Stock Amount) for each Participant to record the Company's liability to pay, in cash or in stock as the Participant shall have elected, all Deferred Amounts. Each Deferred Amount shall be credited to the Stock Account on the date the Fees represented thereby would have been paid but for the Participant's deferral election and shall be converted into stock equivalents at the Market Price on that date, including fractional shares rounded to the nearest one-thousandth of a share. Thereafter, whenever a cash dividend or other distribution is paid on, or with respect to, the Common Stock, the Stock Account shall be credited with additional stock equivalents in an amount equal to the number of shares, including fractional shares, that could have been purchased, at the Market Price on the dividend or distribution payment date, had such dividend or other distribution been paid on the stock equivalents in the Stock Account on such date. The value of any such other distribution on, or with respect to, the Common Stock not paid in cash shall, at the option of the Board (or any authorized committee of the Board), be either determined by the Board or independently established. If the outstanding shares of Common Stock of the Company shall be split or the Company shall pay a stock dividend on its outstanding shares of Common Stock, the stock equivalents, including fractional shares, in the Stock Account on the effective date or payment date of such stock split or stock dividend shall be appropriately adjusted to reflect the effect of such event. All distributions to a Participant in accordance with
Section 4 shall be debited to the Participant's Stock Account.

    3.4 ADJUSTMENTS. If the Company is a party to any consolidation, recapitalization, merger, share exchange or other business combination and, in connection with such transaction, all or part of the outstanding Common Stock shall be changed into or exchanged for stock or other securities of any other entity or of the Company or cash or any other property, then the stock equivalents, including fractional shares, in the Stock Account on the effective date of such transaction shall be converted, exchanged or otherwise modified to give full effect to the transaction.

    3.5 STATEMENT OF STOCK ACCOUNT. Upon request, but no more frequently than quarterly, the Company shall deliver to each Participant, within 30 days after a written request, a statement in such form as the Company deems desirable, setting forth the stock equivalents then credited to the Stock Account, and the aggregate Market Price of those stock equivalents.

                                   SECTION 4
                                 DISTRIBUTIONS

    Upon Termination of Service, a Director's Stock Account shall be distributed to the Director either (i) in one lump sum, or (ii) in such number of annual installments (not exceeding five), as the Director has elected on the last
Election Form submitted at least six months before the Termination of Service. Such distribution shall be made in Common Stock or in cash at the then-Market Price, as was elected by the Participant on the last Election Form submitted at least six months before the Termination of Service, beginning no later than 30 days following the Termination of Service. If installment payments are elected by a Participant on the Election Form, the first such installment shall be paid within the aforesaid 30-day period and the remaining installments shall be paid on each succeeding anniversary date of the first distribution, with each installment equal to a fraction of the Stock Account at the beginning of the distribution period, plus any additions to the Stock Account since the last installment distribution. The fractional amount of the beginning Stock Account to be distributed at each installment shall have a numerator of 1 and a denominator equal to the number of annual installments elected by the Participant. All amounts payable under this Section after the death of the Participant shall be paid to the Participant's Beneficiary in the manner elected by the Participant on the Election Form. In the absence of an election by the Participant as to the form of payment, the payment shall be made in one installment in the form of Common Stock. In any case in which shares of Common Stock are to be delivered, cash shall be delivered in lieu of any fractional shares at the then-Market Price of the Common Stock.

                                   SECTION 5
                            AMENDMENT OR TERMINATION

    5.1 AMENDMENT OR TERMINATION. The Board may amend or terminate the Plan at any time; provided, however, that no amendment or termination shall adversely affect any then existing Stock Accounts or rights under the Plan, and no such amendment may, without approval of the stockholders of the Company:

        (i) Change the class of persons eligible to receive Common Stock under the Plan or otherwise modify the requirements as to eligibility for participation in the Plan; or

        (ii) Materially increase the benefits accruing to Participants under the Plan.

                                   SECTION 6
                                 BENEFICIARIES

    Each Participant shall have the right, at any time, to designate any person, persons or entity as a Beneficiary or Beneficiaries (both principal as well as contingent) to whom payments under the Plan in Common Stock or cash shall be made. Such designation and any subsequent change in the Beneficiary designation shall be made by the filing of a Designation of Beneficiary, in the form attached as Annex B, with the Secretary of the Company. Such designation shall be effective only when received by the Secretary of the Company. A new beneficiary form filed with the Secretary of the Company shall serve to revoke all previous Beneficiary designations. Any final decree of divorce of a Participant entered after the filing of a Designation of Beneficiary designating a spouse as Beneficiary shall also revoke such prior designation. If the Participant fails to designate a Beneficiary as provided above, or if the Beneficiary designation is revoked by divorce without execution of a new designation, or if all designated Beneficiaries predecease the Participant, then the Participant's designated Beneficiary shall be deemed to be the person or persons surviving the Participant in the first of the following classes of which there is a survivor, share and share alike:

    (a) Surviving spouse;

    (b) Participant's children, except that if any of the children predecease the Participant but leave issue surviving, then such issue shall take per stirpes the share their parent would have taken if living; and

    (c) Participant's estate.

    In the event that it shall be found upon evidence satisfactory to the Board that any Participant or Beneficiary to whom a benefit is payable under the Plan is unable to care for their affairs because of illness or accident, any payment due (unless prior claim therefor shall have been made by duly authorized guardian or other legal representative) shall be paid, upon appropriate indemnification of the Board, to the spouse or other person deemed by the Board to have incurred expenses for the care of such Participant or Beneficiary. Any payment shall be a payment for the account of the Participant or Beneficiary and shall be a complete discharge of any liability of the Company therefor.

                                   SECTION 7
                                 MISCELLANEOUS

    7.1 EXPENSES. The expenses of administering the Plan shall be borne by the Company and shall not be charged against any Participant's Stock Account.

    7.2   APPLICABLE  LAW.   The  provisions of  the  Plan shall  be  construed,
administered and enforced according to the laws of the State of Delaware.

    7.3 NO TRUST OR FUND. No action by the Company or the Board under the Plan shall be construed as creating a trust, escrow or other secured or segregated fund or other fiduciary relationship of any kind in favor of any Participant, Beneficiary, or any other persons otherwise entitled to a Stock Account. The status of Participants and Beneficiaries with respect to any liabilities assumed by the Company hereunder shall be solely those of unsecured creditors of the Company. Any asset acquired or held by the Company in connection with liabilities assumed by it hereunder shall not be deemed to be held under any trust, escrow or other secured or segregated fund or other fiduciary relationship of any kind for the benefit of a Participant or Beneficiary or to be security for the performance of the obligations of the Company, but shall be and remain a general, unpledged, unrestricted asset of the Company at all times subject to the claims of general creditors of the Company.

    7.4 NO ASSIGNABILITY AND BINDING EFFECT. Neither the Participant nor any other person shall acquire any right to, or interest in, any amount awarded to the Participant, otherwise than by actual payment in accordance with the provisions of the Plan, or have any power, voluntarily or involuntarily, to transfer, assign, anticipate, pledge, mortgage or otherwise encumber, alienate or transfer any rights hereunder in advance of any of the payments to be made pursuant to the Plan, or any portion thereof. The obligations of the Company hereunder shall be binding upon any and all successors and assigns of the Company.

    7.5 WITHHOLDING. The Company shall comply with all Federal and state laws and regulations respecting the withholding, deposit and payment of any income or employment taxes relating to Deferred Amounts under the Plan.

    7.6  NO IMPACT ON DIRECTORSHIP.   The Plan shall not be construed to  confer
any right on the part of a Participant to be or remain a director, or to receive any, or any particular rate of, Fees in such capacity.

    7.7 INTERPRETATIONS. Interpretations of, and determinations related to, the Plan made by the Company in good faith, including any determinations of Deferred Amounts or a Stock Account balance, shall be conclusive and binding upon all parties; and the Company and the members of the Board shall not incur any liability to a Participant or his or her Beneficiary for any such interpretation or determination so made or for any other action taken by it in connection with the Plan.

    7.8 STOCKHOLDER RIGHTS. Non-employee Directors shall not be deemed for any purpose to be or have rights as stockholders of the Company with respect to any stock equivalents credited to a Participant's Stock Account, until and unless a certificate for Common Stock is issued upon distribution hereunder.

    7.9 SECURITIES LAWS. Common Stock shall not be distributed to Participants upon distribution from their Stock Accounts unless the issuance complies with all relevant provisions of law, including without limitation, (i) securities laws of the State of Delaware, or any other appropriate state, (ii) restrictions, if any, imposed by the Securities Act of 1933 and the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, and
(iii) until such stock has been approved for listing on any national stock exchange on which the Common Stock is traded.

    7.10 EFFECTIVE DATE. The Plan shall be effective from and after May 23, 1996, provided, however, that if the stockholders of the Company do not approve the Plan at the Annual Meeting of Stockholders held in 1996, Deferred Amounts shall not be converted into stock equivalents in a Stock Account but rather shall remain as a bookkeeping account and be credited with interest at a rate equal to the prime rate published in the WALL STREET JOURNAL, as in effect at the beginning of each calendar year, until such Deferred Amounts, plus interest, are distributed to the Participants either in accordance with their Election Forms (but always in cash as opposed to Common Stock) or, at the Board's election, upon termination of the Plan.

                                    ANNEX A
                                       TO
                             NU-KOTE HOLDING, INC.
                        DEFERRED STOCK COMPENSATION PLAN
                             DEFERRAL ELECTION FORM

    Pursuant to Section 3.1 of the Nu-kote Holding, Inc. Deferred Stock Compensation Plan, I hereby elect to defer for the period commencing January 1, 199__ and ending at the end of any calendar year in which I change or revoke my election, the following portions of Fees payable to me as a Director.
      ____% (0 to 100) of my Monthly Regular and Special Board Meeting
                           Attendance Fees
       ____% (0 to 100) of my Committee Meeting Attendance Fees

    I understand that the amounts deferred under the Plan are not actually invested in Common Stock of the Company, and that such stock is merely an index for the calculation of a bookkeeping account related to my deferrals, and that no representation has been made to me to the contrary.

    I hereby elect the following form for distribution of all amounts due under the Plan: (please check one)
       ____ A lump sum in cash
       ____ One payment in Common Stock
       ____ Installments over ____ (not to exceed 5) years in cash
       ____ Installments over ____ (not to exceed 5) years in Common Stock

    I acknowledge that the method for distribution of amounts under the Plan may be changed by me at any time, but that the last election submitted at least 6 months prior to my Termination of Service shall control.

                                              (Signature)
                                              Name:
                                              (Please print)
                                              Date:

Received:
NU-KOTE HOLDING, INC.
By:
Title:
Date:

                                    ANNEX B
                                       TO
                             NU-KOTE HOLDING, INC.
                        DEFERRED STOCK COMPENSATION PLAN
                           DESIGNATION OF BENEFICIARY

    I, the undersigned Participant in the Nu-kote Holding, Inc. Deferred Stock Compensation Plan, hereby designate the following person(s) or entities as my primary and contingent beneficiaries under the Plan, the primary beneficiary to be paid all amounts due me and not yet paid at my death, with the contingent beneficiary receiving such amounts should the primary Beneficiary not survive me:

PRIMARY BENEFICIARY: (List name and address)

- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------

CONTINGENT BENEFICIARY: (List name and address)

- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------

    Unless otherwise indicated above, more than one primary or contingent beneficiary will share in equal amounts.

                                              (Signature)
                                              Name:
                                              (Please print)
                                              Date:

Received:
NU-KOTE HOLDING, INC.
By:
Title:
Date:

                                 PROXY

                         NU-KOTE HOLDING, INC.
                     ANNUAL MEETING OF STOCKHOLDERS
                            AUGUST 14, 1996

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints David F. Brigante and Anthony
G. Schmeck, or either of them, as the true and lawful attorneys and proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of Class A Common Stock of Nu-kote Holding, Inc. (the "Company"), that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on August 14, 1996 and at any adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS, "FOR" EACH OF THE PROPOSALS SET FORTH HEREIN AND IN THE DISCRETION OF THE PROXY HOLDERS ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

                                                               See Reverse
                                                                   Side

- - -------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                                            Please mark     X
                                                           your votes as
                                                            indicated in
                                                            this example

1. Election of Directors.

                              WITHHOLD
    FOR all nominees         AUTHORITY
   listed to the right     to vote for all
   (except as marked       nominees named
    to the contrary)        to the right
         / /                     / /


NOMINEES:
David F. Brigante, Brian D. Finn, Hubbard C. Howe, Richard C. Dresdale, Theodore Barry, Daniel M. Kerrane, John P. Rochon, Donald A. Bolke (INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the line below.)

- - -------------------------------------------------------------------------------

2. A proposal to approve the Nu-kote Holding, Inc. Deferred Stock
   Compensation Plan

               FOR           AGAINST          ABSTAIN
               / /             / /              / /

3. Ratification of Appointment of Coopers & Lybrand L.L.P. as Independent Auditors for fiscal year 1997.

               FOR           AGAINST          ABSTAIN
               / /             / /              / /

4. In their discretion, to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as the name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.

Signature of Stockholder _______________________________

Signature (if jointly owned) ___________________________

Dated: ____________________ , 1996


          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                      USING THE ENCLOSED ENVELOPE.
- - -------------------------------------------------------------------------------
                             FOLD AND DETACH HERE